UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2018

DECIPHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Totten Pond Road Waltham, MA	02451
(Address of registrant’s principal executive office)	(Zip code)

(781) 209-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On October 19, 2018, Deciphera Pharmaceuticals, Inc. (the “Company”) announced updated preliminary results from its ongoing Phase 1 clinical study of DCC-2618, the company’s broad-spectrum KIT and PDGFRα inhibitor, in patients with gastrointestinal stromal tumors (“GIST”) at a presentation at the European Society of Medical Oncology 2018 Congress (“ESMO 2018”). The Company provided certain business updates in the materials attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Deciphera Pharmaceuticals, Inc. materials dated October 2018.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Deciphera Pharmaceuticals, Inc. materials dated October 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2018	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Michael D. Taylor
Michael D. Taylor
President and Chief Executive Officer